                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                               REORGANIZED DEBTOR
                          PLAN ADMINISTRATION AGREEMENT

            This REORGANIZED DEBTOR PLAN ADMINISTRATION AGREEMENT (this "Agreement"), dated as of November 17, 2004, between Enron Corp., an Oregon corporation ("Enron"), each of the other Debtors that are signatories hereto and Stephen Forbes Cooper, LLC (the "SFC").

                                   WITNESSETH:

            WHEREAS, commencing on December 2, 2001, Enron and certain of its subsidiaries filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code (as defined in the Plan); and

            WHEREAS, by order, dated July 15, 2004, the Bankruptcy Court confirmed the Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated July 2, 2004, including, without limitation, the Plan Supplement and all schedules and exhibits thereto (as the same has been or may be amended, the "Plan"); and

            WHEREAS, in accordance with Article XXXVI of the Plan, certain duties and responsibilities shall be borne by the Reorganized Debtor Plan Administrator; and

            WHEREAS, effective upon the Effective Date of the Plan, Enron desires to appoint SFC to serve as Reorganized Debtor Plan Administrator under the Plan, and SFC is willing to serve in such capacity, in each case upon the terms set forth herein and pursuant to the Plan;

            NOW, THEREFORE, the parties hereby agree as follows.

      1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Plan.

      2. Appointment. Enron hereby appoints SFC to serve as Reorganized Debtor Plan Administrator under the Plan, and SFC hereby accepts such appointment and agrees to serve in such capacity, in each case effective upon the Effective Date of the Plan. On the Effective Date, compliance with the provisions of the Plan shall become the general responsibility of the Reorganized Debtor Plan Administrator, as an employee of the Reorganized Debtors, (subject to the supervision of the Board of Directors of the Reorganized Debtors) pursuant to and in accordance with the provisions of the Plan and this Agreement.

      3. Responsibilities. The responsibilities of the Reorganized Debtor Plan Administrator shall include (a) facilitating the Reorganized Debtors' prosecution or settlement of objections to and estimations of Claims, (b) prosecution or settlement of claims and causes of action held by the Debtors and Debtors in Possession, (c) assisting the Litigation Trustee and the Special Litigation Trustee in performing their respective duties, (d) calculating and assisting the Disbursing Agent in implementing all distributions in accordance with the Plan, (e) causing to be filed all required tax returns and paying taxes and all other obligations on behalf of the Reorganized Debtors from funds held by the Reorganized Debtors,
(f) quarterly reporting (in a manner determined by the Reorganized ENE Board or as otherwise required by the Bankruptcy Code, the Plan or by the Bankruptcy Court) to the Bankruptcy Court of the status of the Claims resolution process, distributions on Allowed Claims and prosecution of causes of action, (g) liquidating the Remaining Assets and providing for the distribution of the net proceeds thereof in accordance with the provisions of the Plan, (h) consulting with, and providing information to, the DCR Overseers in connection with the voting or sale of the Plan Securities to be deposited into the Disputed Claims reserve to be created in accordance with Section 21.3 of the Plan, and (i) such other responsibilities as may be vested in this Agreement pursuant to the Plan, this Agreement or Bankruptcy Court order or as may be necessary and proper to carry out the provisions of the Plan. Notwithstanding anything to the contrary the Plan Administrator shall report to, and follow, as if it were an officer of each of the Reorganized Debtors, the direction, guidance and oversight of the Board of Directors of Reorganized ENE.

      4. Powers. The powers of the Reorganized Debtor Plan Administrator shall, without any further Bankruptcy Court approval in each of the following cases, include (a) the power to invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by the Reorganized Debtors from funds held by the Reorganized Debtor Plan Administrator and/or the Reorganized Debtors in accordance with the Plan, (b) the power to compromise and settle claims and causes of action on behalf of or against the Reorganized Debtors, other than Litigation Trust Claims, Special Litigation Trust Claims and claims and causes of action which are the subject of the Severance Settlement Fund Litigation, and (c) such other powers as may be vested in or assumed by the Reorganized Debtor Plan Administrator pursuant to the Plan, this Agreement or as may be deemed necessary and proper to carry out the provisions of the Plan.

      5. Certain Limitations on Powers. Notwithstanding anything to the contrary contained herein or in the Plan, prior to taking the following actions, the Plan Administrator shall be required to obtain approval of the board of directors of Reorganized ENE and, if requested by the board of directors, the Bankruptcy Court:

            (a) Allowance of Claims. Compromise or settle any Claim to the extent such resolution (i) provides for the allowance of a Claim against a Debtor that exceeds one hundred million dollars ($100,000,000), (ii) provides for the allowance of a Claim against a Debtor that exceeds one million dollars ($1,000,000) and constitutes more than twenty percent (20%) of such Debtor's Book Value (hereinafter defined) of Claims, (iii) provides for the allowance of a Claim that exceeds twenty million dollars ($20,000,000) and constitutes more than one hundred five percent (105%) of such Claim's Book Value and (iv) provides for the allowance of a Claim of a current or former employee or insider of the Debtors that exceeds one hundred thousand dollars ($100,000).

            (b) Disposition of Assets. Enter into definitive documentation concerning any sale, transfer or other disposition (a "Sale") of any Asset that has a Book Value greater than two million dollars ($2,000,000) unless (i) the aggregate proceeds to be received from such Sale are exclusively Cash or Cash Equivalents, (ii) the aggregate proceeds from such Sale exceed ninety-five percent (95%) of the Book Value of such Asset and (iii) the documentation for the Sale specifies that the transaction is on an "as is, where is" basis, with no indemnification obligations of the Reorganized Debtors and no survival of representations, warranties or covenants made by the Reorganized Debtors.

            (c) Causes of Action. Compromise or settle any claim or cause of action that constitutes an Asset for which the initial amount demanded exceeds two million dollars ($2,000,000).

            As used in this section, "Book Value" shall mean the value attributed to an Asset or Claim in Appendix C to the Disclosure Statement and/or in any supporting documentation and information upon which Appendix C is based.

      6. Other Activities. The Reorganized Debtor Plan Administrator shall be entitled to perform services for and be employed by third parties, provided that such performance or employment affords the Reorganized Debtor Plan Administrator sufficient time to carry out its responsibilities as Reorganized Debtor Plan Administrator.

      7.    Representatives.

            (a) To satisfy its obligations under the Agreement to provide services to the Reorganized Debtors, SFC may utilize (i) the Associate Directors of Restructuring (each an "Associate Director") approved by Enron's Board of Directors and/or the Bankruptcy Court prior to the Effective Date to provide services to the Debtors on behalf of SFC, and (ii) each Associate Director designated by SFC after the Effective Date (A) in a written notice given to Enron's Board of Directors or (B) in a verbal notice given to Enron's Board of Directors as reflected in the Minutes of a meeting of such Board of Directors, to provide services to the Reorganized Debtors pursuant to this Agreement (each a "Post Effective Date Appointed Associate Director"), provided, that, (X) if Enron's Board of Directors objects to the use of any Post Effective Date Appointed Associate Director by SFC for such services, SFC shall obtain the approval of the Bankruptcy Court, after notice and an opportunity for hearing, and (Y) if Enron's Board of Directors approves of the use of a Post Effective Date Appointed Associate Director by SFC for such services, SFC shall follow and satisfy the notice procedures with regard to such Post Effective Date Appointed Associate Director set forth in Schedule 2, in each case prior to utilizing such Post Effective Date Appointed Associate Director.

            (b) In the event that the Board of Directors of Enron requests that SFC reduce the number of Associate Directors utilized to provide the services set forth herein, and SFC refuses to make such a reduction, such Board of Directors may request the Bankruptcy Court to reduce the number of Associate Directors authorized to provide such services. If the Bankruptcy Court grants such request, the Associate Directors authorized

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

to provide such services pursuant to clause (a) above shall be adjusted as set forth in the applicable order of the Bankruptcy Court.

            (c) Prior to the Effective Date, SFC shall cause Stephen F. Cooper ("Cooper") and each of SFC's other employees and principals that will provide services on behalf of the Reorganized Debtors (collectively with Cooper, the "Representatives") pursuant to this Agreement to enter into an agreement in the form attached hereto as Exhibit A, and shall undertake diligent efforts to cause each Representative to comply with the terms and conditions of such agreement.

      8.    Compensation and Reimbursement of SFC.

            (a)   SFC's compensation shall consist of the following:

                  (i) an annual payment of $1,320,000, payable monthly in the amount of $110,000 in immediately available funds throughout the term hereof for the services of SFC. The initial monthly payment under this Agreement shall be on the Effective Date in a prorated amount based upon the remaining days following the Effective Date in the month of the Effective Date. The monthly payment for each subsequent month shall be on the first day of each calendar month for which the services are being provided.

                  (ii) an annual payment of $864,000 for each Associate Director permitted to provide services to the Reorganized Debtors pursuant to
Section 7(a) on the basis of 160 hours per month as a full time equivalent ("FTE") for an Associate Director, such fee to be payable monthly in the amount of $72,000 in immediately available funds. The initial monthly payment under this Agreement shall be on the Effective Date in a prorated amount based upon the remaining days following the Effective Date in the month of the Effective Date. The monthly payment for each subsequent month shall be on the first day of each calendar month and will be determined as set forth in Section 8(c). Additionally, a quarterly adjustment to the amounts paid monthly pursuant to Sections 8(a) and 8(b) shall be made beginning with the first calendar quarter ending after the Effective Date, in accordance with Section 8(c).

                  (iii) a fee requested by SFC of, and subject to the approval of, Enron's Board of Directors and the Bankruptcy Court, which shall be reasonable under the circumstances, to be fixed and paid promptly after the earlier of either (i) termination of this Agreement other than for Cause (hereinafter defined)(in addition to any fee payable to Section 12(d)), or (ii) liquidation of substantially all of the Reorganized Debtors' material assets, in an amount to take into account, among other things, SFC's dedication to Reorganized Debtors after the effectiveness of the Plan to the exclusion of other business, comparable fees, results achieved, value maximization, and diligent progress and efforts towards the liquidation of the Reorganized Debtors and their affiliates; provided, however, if Enron's Board of Directors does not approve such fee requested by SFC, SFC may request approval of such fee by the Bankruptcy Court, in which case such fee shall be payable as approved by the Bankruptcy Court without approval of Enron's Board of Directors.

            (b) The Reorganized Debtors shall reimburse SFC for all reasonable out-of-pocket expenses incurred and billed consistent with practices used prior to the Effective Date, including, but not limited to, reasonable costs of travel, reproduction, typing, computer usage, reasonable fees of legal counsel (including legal counsel to draft and enforce this Agreement) and other similar direct expenses and any and all taxes (other than state, local and federal income taxes) on any of the foregoing.

            (c) The Reorganized Debtors shall pay to SFC the compensation set forth in Section 8(a) and shall reimburse expenses in accordance with Section 8(b) based upon the submission of monthly invoices by SFC setting forth the number of Associate Directors for the prior calendar month, a general description of the services provided and a detailed listing of the expenses sought to be reimbursed. SFC shall make a retroactive upward or downward adjustment on a quarterly basis to the fee calculated pursuant to Sections 8(a)(i) and 8(a)(ii) hereof based on the actual level of efforts (i.e., the FTE's actually worked during the quarter) and experience (as indicated on
Schedule 1 by the normal billing rate for similar engagements) of the individuals providing services. Any hourly rate increases shall only be effective to the extent they are generally effective for other similar clients of SFC or Kroll Zolfo Cooper LLC. Such retroactive adjustment shall be reported to the Board of Directors of Enron and shall be binding upon the Reorganized Debtors, unless the Board of Directors of Enron affirmatively objects to the calculation of such adjustment and gives written notice of such objection to SFC within ten (10) days after date such adjustment is reported to the Board of Directors. In the event of such objection SFC may seek approval of such adjustment from the Bankruptcy Court, in which case such adjustment shall be binding upon the Reorganized Debtors only upon its approval by the Bankruptcy Court.

            (d) Notwithstanding anything to the contrary, the fees and expenses payable to SFC pursuant to the terms of this Agreement shall serve as sole compensation and reimbursement for all services rendered by SFC or any of its employees or affiliates to the Reorganized Debtors or any of the Reorganized Debtors' Affiliates as Plan Administrator, Disbursing Agent or trustee of any trust formed pursuant to the Plan (the "Services"). No other fees or expenses shall be paid on account of the rendering of such Services.

            (e) Each time that SFC adjusts the hourly rates charged for its Associate Directors, it shall provide a notice setting forth such rates to Enron's Board of Directors as promptly as practicable after such rates are determined.

      9.    Confidentiality.

            (a) The Reorganized Debtors and their Boards of Directors shall treat any information received from SFC or any Representative as confidential, and, except as specified in this Section 9(a), will not publish, distribute or otherwise disclose in any

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

manner any information developed by or received from SFC or any Representative without SFC's or such Representative's prior approval. Such approval shall not be required if (i) the information sought is required to be disclosed by an order binding on the Reorganized Debtor and issued by a court having competent jurisdiction over such Reorganized Debtor and such information is disclosed only pursuant to the terms of such order, (ii) such information is required to be disclosed by applicable law based on the advice of legal counsel, (iii) the information is otherwise publicly available other than, to the knowledge of such disclosing Person, through disclosure by a party in breach of a confidentiality obligation with respect thereto, or (iv) any of such Boards of Directors determines that it is required to disclose such information to satisfy its fiduciary duties and such Board of Directors obtains (A) approval of the Bankruptcy Court to make such disclosure, or (B) an opinion of counsel affirming that such disclosure is required.

            (b) SFC agrees, and shall cause each Representative, to treat any information received from the Reorganized Debtors or their representatives as confidential, and, except as specified in this Section 9(b), will not publish, distribute or otherwise disclose in any manner any information developed by or received from the Reorganized Debtors or their representatives without the Enron's prior approval. Such approval shall not be required if (i) the information sought is required to be disclosed by an order binding on SFC or such Representative, as the case may be, and issued by a court having competent jurisdiction over SFC or such Representative, as the case may be, and such information is disclosed only pursuant to the terms of such order, (ii) such information is required to be disclosed by applicable law based on the advice of legal counsel or (iii) the information is otherwise publicly available other than, to the knowledge of such disclosing Person, through disclosure by a party in breach of a confidentiality obligation with respect thereto.

      10.   Exculpation; Indemnification.

            (a) None of the Reorganized Debtor Plan Administrator nor any Representative shall be liable to any Persons or Entities, including, without limitation, holders of Claims or Equity Interests or other parties in interest, for any claim, cause of action and other assertion of liability arising out of the discharge of the powers and duties conferred upon the Reorganized Debtor Plan Administrator by the Plan or any order of the Bankruptcy Court entered pursuant to or in furtherance of the Plan, or applicable law, except for actions or omissions to act arising out of recklessness, gross negligence, willful misconduct, breach of fiduciary duty or knowing violation of law of Reorganized Debtor Plan Administrator or such Representative. No holder of a Claim or Equity Interest or other party in interest will have any claim or cause of action against the Reorganized Debtor Plan Administrator or any Representative for making payments in accordance with the Plan or for implementing the provisions of the Plan, except for actions or omissions to act arising out of recklessness, gross negligence, willful misconduct, breach of fiduciary duty or knowing violation of law.

            (b) The Reorganized Debtors shall indemnify and hold harmless the Reorganized Debtor Plan Administrator and each Representative to the fullest extent permitted under (i) the Articles of Incorporation and by-laws of the Reorganized Debtors, (ii) the laws of the jurisdiction in which the applicable Reorganized Debtor is organized applicable to an officer of a corporation.

      11. Term. This Agreement shall terminate on the earlier of: (a) the termination of the Reorganized Debtors Plan Administrator by the board of directors of Reorganized ENE with or without Cause or the effectiveness of its resignation pursuant to Section 12 and (b) thirty (30) days following the closing of the bankruptcy cases of the Reorganized Debtors. Notwithstanding the foregoing, the Bankruptcy Court, upon motion by the board of directors of Reorganized ENE on notice with an opportunity for a hearing at least three (3) months before the expiration of the original term or an extended term, may extend, for a fixed period, the term of this Agreement if it is necessary to facilitate or complete the transactions contemplated herein and by the Plan. The Bankruptcy Court may approve multiple extensions of the term of this Agreement.

      12.   Removal & Resignation of Reorganized Debtor Plan Administrator.

            (a) Removal. The Reorganized Debtor Plan Administrator may be removed with or without Cause by resolution of the board of directors of Reorganized ENE, a copy of which shall be delivered to the removed Reorganized Debtor Plan Administrator, and, in the case of a Section 12(a)(v) removal, such notice shall be provided not less than ten (10) days prior to the effectiveness of such removal. For purposes of this Agreement, "Cause" shall be defined as:
(i) the Reorganized Debtor Plan Administrator's theft or embezzlement or attempted theft or embezzlement of money or tangible or intangible assets or property; (ii) the Reorganized Debtor Plan Administrator's violation of any law (whether foreign or domestic), which results in a felony indictment or similar judicial proceeding; (iii) the Reorganized Debtor Plan Administrator's recklessness, gross negligence, willful misconduct, breach of fiduciary duty or knowing violation of law, in the performance of its duties; (iv) the Reorganized Debtor Plan Administrator's failure to perform any of its other material duties under this Agreement; or (v) the Reorganized Debtor Plan Administrator's failure to follow any lawful direction of the board of directors of Reorganized ENE with respect to the responsibility of the Reorganized Debtor Plan Administrator as specified in Sections 3, 4 and 5 above; provided, however, the Reorganized Debtor Plan Administrator has been given (A) a reasonable period to cure any alleged Cause under clauses (iii) (other than willful misconduct) and (iv) and
(B) ten (10) days to cure any alleged Cause under clause (v).

            (b) Simultaneous Removal and Resignation. To the extent that the Reorganized Debtor Plan Administrator is removed pursuant to the terms specified in Section 12(a) above (a "Removal") or the Reorganized Debtor Plan Administrator resigns pursuant to the terms specified in Section 12(c) below (a "Resignation"), and such Reorganized Debtor Plan Administrator is then serving in any other capacity for or on behalf of any of the Reorganized Debtors or any of their Affiliates or is serving as Disbursing Agent or as trustee of any trust formed pursuant to the Plan (service by the Reorganized Debtor Plan Administrator in each such additional capacity, a "Duty" and collectively, the "Duties"), the Reorganized Debtor Plan Administrator shall be deemed to be terminated (for all purposes and without any further action) from each of its other Duties upon its Removal or Resignation.

            (c) Resignation. SFC may resign as Reorganized Debtor Plan Administrator hereunder upon delivery of forty five (45) days' written notice to the board of directors of Reorganized ENE. If a successor Reorganized Debtor Plan Administrator has not been appointed by the end of such forty five (45) day period, the Reorganized Debtor Plan Administrator shall continue as Reorganized Debtor Plan Administrator for up to an additional forty five (45) days if so requested by the board of directors of Reorganized ENE pursuant to the terms specified herein.

            (d) Termination Fee. In the event of a termination of the Reorganized Debtor Plan Administrator without Cause, the Reorganized Plan Administrator shall be paid a fee of $2,900,000. This fee represents liquidated damages intended by the parties to compensate SFC for the lost opportunity costs and reallocation of resources upon termination without Cause.

            (e) Expiration of Rights and Obligations. The duties, responsibilities and powers of the Reorganized Debtor Plan Administrator and the Reorganized Debtors will terminate upon the termination of this Agreement.

      13. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or sent by facsimile, addressed as follows or to such other address as any party shall have given notice of pursuant hereto:

            In the case of the Reorganized Debtor Plan Administrator:

                  Stephen Forbes Cooper LLC
                  900 Third Avenue
                  New York, New York 10022
                  Telephone: (212) 213-5555
                  Telecopier: (212) 213-1749
                  Attn: Stephen F. Cooper

            with a copy to:

                  Stephen Forbes Cooper LLC
                  101 Eisenhower Parkway, 3rd Floor
                  Roseland, New Jersey 07068
                  Telephone: (973) 618-5100
                  Telecopier: (973) 618-9430
                  Attn: Elizabeth S. Kardos,
                          General Counsel

            In the case of Enron or any other Debtor:

                  Enron Corp.
                  1221 Lamar, Suite 1600
                  Houston, Texas  77010-1221
                  Attention:  General Counsel
                  Telephone: (713) 853-6161
                  Telecopier: (713) 853-3129

            with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attention:  Brian S. Rosen, Esq.
                  Telephone: (212) 310-8000
                  Telecopier:  (212) 310-8007

      14. Jurisdiction. The Bankruptcy Court shall have the continuing and exclusive jurisdiction to interpret and enforce this Agreement and to determine all disputes arising hereunder.

      15.   Governing Law; Jurisdiction; Board Standing.

            (a) This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws. Without limiting any Person or Entity's right to appeal any order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the exclusive jurisdiction and venue of the Bankruptcy Court.

            (b) In the event that (i) SFC makes a request of the Bankruptcy Court with regard to any matter arising out of this Agreement, and any Board of Directors of the Reorganized Debtors desires to object to the granting of such request, or (ii) any Board of Directors of the Reorganized Debtors is required, or desires, to obtain approval, or an order, of the Bankruptcy Court pursuant to this Agreement, such Board of Directors may retain counsel or other advisors at the reasonable expense of the Reorganized Debtor to advise or otherwise represent such Board of Directors in connection with the matters specified in
(i) and (ii) of the clause (b), including, without limitation, to object to, seek approval or an order with regard to, and/or appear at the hearing regarding, such matters. Nothing in this clause (b) shall be deemed to require the approval of any Board of Directors of the Reorganized Debtors for the granting of any request by SFC of the Bankruptcy Court.

      16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, and which together shall constitute a single instrument.

      17. Entire Agreement. This Reorganized Debtor Plan Administrator Agreement constitutes the entire agreement by and among the parties hereto regarding the subject matter hereof. This Reorganized Debtor Plan Administrator Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the parties hereto, relating to any transaction contemplated hereunder, including without limitation the [set forth all prior SFC Engagement Letters]; provided, however, this Agreement shall not limit any compensation due to SFC for services provided prior to the Effective Date pursuant to any other agreement or order of the Bankruptcy Court.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  Enron Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Managing Director and
                                              Assistant General Counsel

                                  Enron Metals & Commodity Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron North America Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Power Marketing, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  PBOG Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Smith Street Land Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Broadband Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Energy Services Operations, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Energy Marketing Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Energy Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Energy Services, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Transportation Services, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  BAM Lease Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ENA Asset Holdings L.P.
                                  By: Blue Heron I LLC, General Partner

                                        By: Whitewing Associates L.P., Sole
                                            Member
                                            By: Egret I LLC, Managing
                                            Member

                                  By:/s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Gas Liquids, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:   K. Wade Cline
                                      Title:  Vice President

                                  Enron Global Markets LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Net Works LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Industrial Markets LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Operational Energy Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Engineering & Construction Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Engineering & Operational Services
                                  Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Garden State Paper Company, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Palm Beach Development Company, L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Tenant Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Energy Information Solutions, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EESO Merchant Investments, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Federal Solutions, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Freight Markets Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Broadband Services, L.P.
                                       By:  Enron Broadband Services, Inc.,
                                                General Partner

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Energy Services North America, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron LNG Marketing LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Calypso Pipeline, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Global LNG LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron International Fuel Management Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Natural Gas Marketing Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ENA Upstream Company LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Liquid Fuels, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron LNG Shipping Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Enron Property & Services Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Capital & Trade Resources
                                  International Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Communications Leasing Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Wind Systems, LLC, f/k/a
                                       EREC Subsidiary I, LLC and successor to
                                       Enron Wind Systems Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Wind Constructors LLC, f/k/a
                                      EREC Subsidiary II, LLC and successor to
                                      Enron Wind Constructors Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EnronWind Energy Systems LLC, f/k/a
                                      EREC Subsidiary III, LLC and successor to
                                      Enron Wind Energy Systems Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EnronWind Maintenance LLC, f/k/a
                                      EREC Subsidiary IV, LLC and
                                      successor to Enron Wind Maintenance Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EnronWind LLC, f/k/a
                                       EREC Subsidiary V,
                                       LLC and successor to Enron Wind Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Intratex Gas Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Processing Properties, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Methanol Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Ventures Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  The New Energy Trading Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EES Service Holdings, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Wind Development LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ZWHC LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Zond Pacific, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Reserve Acquisition Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EPC Estates Services, Inc., f/k/a
                                       National Energy Production Corporation

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Power & Industrial Construction Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  NEPCO Power Procurement Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  NEPCO Services International, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Caribe Verde (SJG) Inc., f/k/a
                                       San Juan Gas Company, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EBF LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Zond Minnesota Construction Company LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Fuels International, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  E Power Holdings Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  EFS Construction Management Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Management, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Expat Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Artemis Associates, L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Clinton Energy Management Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  LINGTEC Constructors L.P.
                                       By:  Enron Power Construction
                                               Company, General Partner

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  Stephen D. Dowd
                                      Title: President and Chief
                                             Executive Officer

                                  EGS New Ventures Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Louisiana Gas Marketing Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Louisiana Resources Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  LGMI, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  LRCI, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Communications Group, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EnRock Management, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ECI-Texas, L.P.
                                      By: Enron Broadband Services, Inc.,
                                          General Partner

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EnRock, L.P.
                                  By: Enrock Management, LLC,
                                      General Partner

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ECI-Nevada Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Alligator Alley Pipeline Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Wind Storm Lake I LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ECT Merchant Investments Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EnronOnLine, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  St. Charles Development Company, L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Calcasieu Development Company, L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Calvert City Power I, L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron ACS, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  LOA, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron India LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron International Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron International Holdings Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Middle East LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron WarpSpeed Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Modulus Technologies, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Telecommunications, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  DataSystems Group, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Risk Management & Trading Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Omicron Enterprises, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS I, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS II, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS III, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS V, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS VI, L.P.
                                      By:  EFS IV, Inc., General Partner

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS VII, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS IX, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS X, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS XI, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS XII, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS XV, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS XVII, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Jovinole Associates
                                      By:  EFS I, Inc. and EFS XIII, Inc., it's
                                  Partners

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS Holdings, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Operations Services LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Green Power Partners I LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  TLS Investors, L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ECT Securities Limited Partnership
                                       By:  ECT Securities GP Corp., General
                                               Partner

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ECT Securities LP Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  ECT Securities GP Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  KUCC Cleburne, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron International Asset Management Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Brazil Power Holdings XI Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Enron Holding Company L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Development Management Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Enron International Korea Holdings Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Caribe VI Holdings Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Enron International Asia Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Brazil Power Investments XI Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Paulista Electrical Distribution, L.L.C.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Pipeline Construction Services Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Pipeline Services Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Trailblazer Pipeline Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Liquid Services Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Machine and Mechanical Services, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Commercial Finance Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Enron Permian Gathering Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Transwestern Gathering Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Gathering Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EGP Fuels Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Asset Management Resources, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Brazil Power Holdings I Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Enron do Brazil Holdings Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Enron Wind Storm Lake II LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Renewable Energy Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Acquisition III Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Wind Lake Benton LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Superior Construction Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS IV, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS VIII, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  EFS XIII, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Credit Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Power Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Richmond Power Enterprise, L.P.
                                      By: Enron-Richmond Power Corp. and
                                          Richmond Power Holdings, Inc.,
                                          General Partners

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  Charles E. Schneider
                                      Title: President and Chief
                                             Executive Officer

                                  ECT Strategic Value Corp.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Development Funding Ltd.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Chairman

                                  Atlantic Commercial Finance, Inc.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  The Protane Corporation

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Asia Pacific/Africa/China LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Development Corp.

                                  By: /s/ K.Wade Cline
                                      Name:  K. Wade Cline
                                      Title: President

                                  ET Power 3 LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Nowa Sarzyna Holding B.V.

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Authorized Representative

                                  Enron South America LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Enron Global Power & Pipelines LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Cabazon Power Partners LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Cabazon Holdings LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Caribbean Basin LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: President

                                  Victory Garden Power Partners I LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Oswego Cogen Company, LLC

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Enron Equipment & Procurement Company

                                  By: /s/ K.Wade Cline
                                      ---------------------------------------
                                      Name:  K. Wade Cline
                                      Title: Vice President

                                  Stephen Forbes Cooper, LLC, as Trustee

                                  By: /s/ Stephen Forbes Copper
                                      ---------------------------------------
                                      Name:  Stephen Forbes Cooper
                                      Title: Manager

                                   SCHEDULE 1

                                      RATES

                                 [SEE ATTACHED]

-----------------------------------------------------------------------------------------------------------------------------------
                                                             CURRENT
                                              AGE/YRS      BILLING RATE     HOURS/
       EMPLOYEE               POSITION      EXPERIENCE       ($/HR)*        WEEK                         ROLE
-----------------------------------------------------------------------------------------------------------------------------------
    Steve Cooper               Partner        55/30+           $760           40+    Overall management of the reorganization
                                                                                     process.
-----------------------------------------------------------------------------------------------------------------------------------
1.  Scott Winn                 Partner         45/20           $670           50+    Day to day management of various chapter 11
                                                                                     issues.
-----------------------------------------------------------------------------------------------------------------------------------
2.  Eva Anderson              Director         39/15           $545           50+    Overhead analysis/SPE analysis/bank
                                                                                     communications.
-----------------------------------------------------------------------------------------------------------------------------------
3.  Jerry Barbanel             Senior          39/18           $575           50+    Litigation/forensic coordination.
                              Director                                          -
-----------------------------------------------------------------------------------------------------------------------------------
4.  Robert Bingham            Director         53/25           $545           50+    Liquidity management/reporting/supervision.
-----------------------------------------------------------------------------------------------------------------------------------
5.  Robert Semple             Director         56/30           $520           50+    Business planning/asset disposition/special
                                                                                     projects.
-----------------------------------------------------------------------------------------------------------------------------------
6.  James Moffett             Director         57/35           $500           50+    Litigation support/coordination.
                                                                                -
-----------------------------------------------------------------------------------------------------------------------------------
7.  Mick Holtzleiter          Director         50/28           $495           50+    Manage liquidation/asset disposition/claims
                                                                                     resolution/litigation management/reporting
                                                                                     requirements of non-core businesses.
-----------------------------------------------------------------------------------------------------------------------------------
8.  J. Robert Cotton          Director         53/25           $545           50+    Business planning for reorganized platform and
                                                                                     special projects.
-----------------------------------------------------------------------------------------------------------------------------------
9.  Bret Fernandes             Manager         33/10           $465           50+    Liquidity management/reporting/special
                                                                                     projects.
-----------------------------------------------------------------------------------------------------------------------------------
10. Matthew Sandoval           Manager          37/5           $465           50+    Project management support of the chapter 11
                                                                                     plan.
-----------------------------------------------------------------------------------------------------------------------------------
11. Kevin Townsend             Manager         53/20           $450           50+    Project management support of the chapter 11
                                                                                     plan.
-----------------------------------------------------------------------------------------------------------------------------------
12. Molly McCallum            Associate         33/9           $385           50+    Day to day support.
-----------------------------------------------------------------------------------------------------------------------------------
13. Regina Lee                Associate         27/5           $400           50+    Litigation/preference and fraudulent
                                                                                     conveyance analyses.
-----------------------------------------------------------------------------------------------------------------------------------
14. Michael Stanton           Director         50/27           $495           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
15. Ivette Morales             Manager         45/20           $475           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
16. Xavier Oustalniol          Manager         34/12           $500           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
17. Lorraine Ciechanowicz      Manager         37/12           $425           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
18. James Agar                 Manager          31/9           $450           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
19. Erik Ringoen               Manager          34/8           $400           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
20. Paul Donato               Associate         25/1           $325           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
21. Ryan Tomme                Associate         25/3           $350           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
22. Russell Kemp               Manager         53/26           $450           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
23. Bassem Marcos              Manager         39/14           $450           55+    Litigation support.
-----------------------------------------------------------------------------------------------------------------------------------
24. Stan Wilson               Associate        30/10           $500           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
25. Jeffrey E. Tuley          Associate         24/5           $450           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
26. Bryan Thornton            Associate         28/6           $475           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
27. J. Luke Tenery            Associate         23/2           $425           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
28. D. Lance Fielder          Associate        35/13           $450           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
29. Andy Bass                 Associate         32/4           $425           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
30. Gabriel Kraft             Associate         26/3           $400           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
31. James Yerges              Associate        46/23           $350           55+    Asset location and investigative services.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
32. David Shapiro             Associate        45/16           $425           55+    Litigation Support
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
33. Richard Fogarty           Associate        39/11           $250           55+    Asset location and investigative services.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
34. Marsha Shulman            Associate        54/30           $250           55+    Asset location and investigative services.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
35. Cory Martin               Associate         24/3           $350           55+    Specialized technical litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
36. Gregg Gardiner            Associate        43/12           $520           55+    Litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
37. Ken Bara                  Associate        34/12           $390           55+    Litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------
38. Mark Cervi                Associate         28/7           $390           55+    Litigation support.
                              Director
-----------------------------------------------------------------------------------------------------------------------------------

* Billing rates have been revised to reflect rates effective July 1, 2004.

                                                                  EXECUTION COPY

                                   SCHEDULE 2

                POST EFFECTIVE DATE APPOINTED ASSOCIATE DIRECTOR

SFC will file a Notice of Proposed Employment of Approved Professional (the "Notice") with the Bankruptcy Court listing which Post Effective Date Appointed Associate Director(s) it would like to deploy. Such deployment may be to replace departing employees of the Reorganized Debtors or to handle workload that the existing employees of Reorganized Debtors are unable to handle.

If such deployment is to replace departing employees of the Reorganized Debtors, the Notice shall provide certain comparable statistics between the additional Post Effective Date Appointed Associate Director(s) and the Reorganized Debtor employee(s) that the Post Effective Date Appointed Associate Director(s) are intended to replace. In particular, the Notice shall state the age, salary, experience and education of both the additional Post Effective Date Appointed Associate Director(s) and the Reorganized Debtor employee(s) being replaced. In the event that a Post Effective Date Appointed Associate Director is being deployed to work on additional work, as opposed to replacing a departing Reorganized Debtor employee, the Notice shall make a statement to that effect and set forth the name, age, salary, experience, education and reason for deployment of such Post Effective Date Appointed Associate Director.

If no party in interest objects to the Notice within 10 days of the Notice being filed, the deployment of the approved Post Effective Date Appointed Associate Director(s) listed in the notice shall be deemed approved without further order of the Bankruptcy Court.

If a party in interest objects to a Post Effective Date Appointed Associate Director listed in the Notice within 10 days of the Notice being filed and the objection cannot be consensually resolved, the employment of the such Post Effective Date Appointed Associate Director(s) shall be subject to the entry of an order by the Bankruptcy Court following a noticed hearing.